Exhibit 99.1

 SHAREHOLDERS MEETING
 June 28, 2012

 COMPANY PRESENTATION
 Stephen P. Herbert, Chairman and CEO

SAFE HARBOR STATEMENT
All statements other than statements of historical fact included in this presentation are forward
-looking statements. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial, market and economic conditions and the outcome of the pending proxy contest. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in USA’s most recent filings with the Securities and Exchange Commission (the “SEC”), including the Form 10-Q report for the quarter ended March 31, 2012, which you will find on our website, www.usatech.com, under the “Investor Relations” tab and USAT’s Definitive Proxy Statement filed with the SEC on
May 18, 2012. Undue reliance should not be placed on any such forward looking statement, which speak only as of the time they are made. The Company undertakes no obligation to update any forward looking statement, whether as a result of new information, future events or otherwise.
Non-GAAP Information: This presentation will include a discussion of Adjusted EBITDA which is a non-GAAP financial measure which we believe is useful for an understanding of our ongoing operations. This non-GAAP financial measure is supplemental to, and not a substitute for, GAAP financial measures such as net income or loss. Details of these items and a reconciliation of this non-GAAP financial measure to GAAP financial measures can be found in this presentation and in our Form 10-Q report for the quarter ended March 31, 2012 which is on our website, www.usatech.com, under the “Investor Relations” tab.

COMPANY OVERVIEW
DELIVERING ON SHAREHOLDER COMMITMENTS
STRATEGIC GROWTH PLAN
RESULTS/FINANCIALS

 COMPANY OVERVIEW

 Provide leading edge wireless
cashless payment services for
small ticket unattended retail.
 Connect remote, self-service retail
locations so owners and operators
can better manage their business.
COMPANY OVERVIEW
USA Technologies is a service company.
Its ePort Connect service represents 80% of all revenue.
$
$
$
$

A PCI compliant, end-to-end, suite of cashless
payment and telemetry services tailored to fit
the needs of self-service retail industries.
Card
Processing
Services
Wireless
Connectivity
Online Sales
Reporting
Over the Air
Updates &
Remote Data
Management
Data
Security
Health
Alerts
Consumer
Services
Settlement
COMPANY OVERVIEW

ePort SDK

cantaloupe SYSTEMS

VendSys

CRANE streamware
A Crane Co. Company

Vagabond

COMPANY OVERVIEW
The ePort Connect service is open and flexible
USAT PRODUCTS
G8
EDGE
THIRD PARTY
HARDWARE
Coinco
MEI
Crane
THIRD PARTY SERVICES
(VEND MANAGEMENT
SYSTEMS)

Sources:
US Department of Transportation, 2008, IHL Kiosk Study, 2010 (2011 projections)First Research, March
2011, June 2010, Automatic Merchandisers State of the Coffee Industry 2009Vending Times Census 2010,
Smart Card Alliance 2006
*Includes self-checkout systems, ticketing kiosks check-in
kiosks, food ordering kiosks, postal and other retail kiosks.
Kiosks $45B*
Vending $43B
Parking (not in total)
Commercial Laundry $11B
Tolls $8B
Automated Car Wash $4B
Amusement and Gaming $5B
Office Coffee $4B
$120 billion
The small ticket, self-serve market is largely untapped.
Market Opportunity is Vast
COMPANY OVERVIEW

• Leading provider of wireless, cashless payment and machine-to-machine solutions for small ticket, self-serve retail industries such as vending & kiosk
• Provider of energy saving technology to the cold beverage industry
• Cashless and contactless small ticket, unattended market is largely untapped, having traditionally relied on cash transactions
• Millions of potential locations (connections)
• Existing customers have potential for 2.5 million connections (USAT est.)
• Growing and reliable revenue stream driven by value-added service model
 (network service fees; transaction processing)
• 80% of revenues 3Q FY12
• Working toward profitability; building scale and improving margins as connection rates and customer wins grow
• Proprietary technology with a strong patent portfolio
• 79 patents, trade secrets and “know how”
• New leadership; new strategic plan capitalizes on market trends, geared towards sustainable growth and profitability
• Stronger board composition
COMPANY OVERVIEW
MARKET LEADERSHIP
LARGE, UNTAPPED
MARKET OPPORTUNITY
RECURRING REVENUES
FUELED BY SERVICE
MODEL
IMPROVING
OPERATIONAL
PERFORMANCE
TECHNOLOGY
BARRIERS
STRENGTHENED
LEADERSHIP AND
DIRECTION
(1) Based on expectations communicated on June 25, 2012 (2) Expectation communicated June 8, 2012, including financial assumptions

 DELIVERING ON SHAREHOLDER COMMITMENTS

Turn Around Strategy: Four Defined Objectives
USAT’S COMMITMENT TO THESE FOUR AREAS WAS STATED IN THE CEO’S
LETTER TO SHAREHOLDERS IN JANUARY. USAT HAS MADE PROGRESS ON
EACH AND EVERY FRONT.
Increased
Shareholder
Value
1. Path to sustainable profitability
2. Increased customer value
3. High standards of governance
4. Improved visibility, transparency
DELIVERING ON SHAREHOLDER COMMITMENTS

 STRATEGIC GROWTH PLAN

The confluence of several compelling drivers
should further drive market adoption.
MARKET
(STAKEHOLDERS)
• VISA supporting the drive for
 more acceptance points
• Emerging mobile payments and
 wallet providers (Google, ISIS,
 PayPal)
• Verizon driving M2M
CUSTOMERS
• Need for new or higher growth revenue
 streams
• Move toward new operating efficiency
 opportunities through telemetry services
• Overall need to improve net operating
 profits
TECHNOLOGY
• Cellular wireless reliability up,
 costs down
• Migration to cloud/SAAS solution
• Significant manufacturing ramp
 up of NFC-smart phones with bi-
 directional communications
STRATEGIC GROWTH PLAN
CONSUMER
• Demand for convenience;
 cashless preferred
• Increasing reliance on mobile
 phones
• Small ticket
 growthIncreasingly “social”

PERCENTAGE OF TOTAL CONSUMER PAYMENTS - US MARKET 2010
35%
30%
25%
20%
15%
10%
2005
2010
2015

Source: Nilson Report - December2011 Issue 985

STRATEGIC GROWTH PLAN
CASH
DEBIT
CREDIT
CONSUMER SPENDING BY PAYMENT TYPE
BETWEEN 2005 AND 2015, DEBIT CARD PAYMENTS ARE
PROJECTED TO INCREASE 95.3% WHILE CASH PAYMENTS
CONTINUE THEIR DECLINE.
Credit and debit cards have overtaken cash as a preferred
method of payment and continues to increase as a share of
consumer spending.

STRATEGIC GROWTH PLAN
Generation Y represents a paradigm
shift in how we buy-now and in the
future.

PayPal™

ISIS™

Google wallet

Please Make
VISA
END
J Smith
Cancel

STRATEGIC GROWTH PLAN
Mobile payment is poised to further fuel
adoption and expand ePort Connect service
opportunities.
USAT already has over 75,000 NFC-enabled devices in the
field.

2012 USA Technologies Knowledge Base Market Study Executive Overview

MARKET SUMMARY

USA Technologies, Inc. (USAT) recently released data compiled from its ePort Connect® Knowledge Base that highlights the consumer and business building benefits of cashless payment adoption in the vending industry. The data was compiled and evaluated from approximately 57,000 terminals across 39 different channels and customer types on the ePort Connect service. Two subsets of data, "New Installations" and "Mature Installations," were also compiled and compared.

Major findings of this study include:

- Cashless sales were an average of 84% higher on installations in place for a year or more
- Cashless sales increased at an average rate of 27% across all channels

In addition, USAT applied these findings to their financial calculation for net operating profit and it was determined that:

- Implementing USAT's ePort Connect service results in an average increase of about $350 to bottom line net operating profit (NOP)
- Implementing the Two-Tier Pricing Program generates an additional NOP of about $185 per year, per machine in net revenue on average

DATA EVALUATION

USA Technologies' 2012 Knowledge Base Market Study evaluated cash and cashless sales data from January through March 2012 for approximately 57,000 ePorts and third-party devices that are on USA Technologies' ePort Connect service. The study was conducted across multiple channels, including workplace, education, entertainment, hospitals, hospitality, military, retail, and travel. Vending terminal sales data was selected for use based on the ability to collect both cashless and cash sales information and channel data. To be eligible for the "New Installation" subset, connections had to be less than 12 months. To be eligible for the "Mature Installation" subset, connections had to be 12 months or more.

KEY DEFINITIONS

- **New Installation** – Subset of 30,000 connections on the ePort Connect service for less then 12 months
- **Mature Installation** – Subset of 27,000 connections on the ePort Connect service for 12 months or more
- **Average Installations** – Average of data from the total of all 57,000 connections on the ePort Connect service, regardless of installation date
- **Average annualized** – All 57,000 connections on the ePort Connect service, regardless of installation date, annualized based on current performance and factoring in seasonality changes

1

2012 Knowledge Base continues to validate benefits of cashless
STRATEGIC GROWTH PLAN
USAT Knowledge Base provides us
with a significant competitive
advantage that we continue to
leverage to drive more connections
to the ePort Connect service.

KEY FINDINGS

- **Over time, consumers increasingly use cashless payment at vending machines.** New Installations had an average annualized cashless sales per machine of $1,970. Mature Installations had average annualized cashless sales per machine of $3,615, **an increase of 84%.**

Average Annualized Cashless Sales per Machine

- **Installations in place for a year or more have a higher percentage of cashless sales than New Installations.** For the 57,000 terminals studied, 27% of the sales were cashless. A closer analysis of New Installations versus Mature Installations showed the rate of cashless to total sales growing from 23% to 33% for machines on the ePort Connect service for one year or more.

Percentage of Cashless Usage

- **The higher the vend price, the more consumers take advantage of cashless payment.** The percent of cashless sales increased proportionally to increases in average vend price. For the entire dataset, annualized cashless sales as a percent of total sales per machine was highest for $2.00 plus transactions—34%—compared to 21% for transactions less than $1.00.

% Cashless by Vend Price

- **Cashless sales across all channels—from manufacturing to military to higher education—were higher in Mature Intallations as compared to New Installations.** Top performers (differential in average annualized cashless vends between New Installations and Mature Installations) were in the healthcare, workplace and education environments.

2

$4,000
$3,000
$2,000
$1,000
$0
$1,970
$3,615

2012 Knowledge Base continues to validate benefits of cashless
STRATEGIC GROWTH PLAN
Cashless sales 84% higher in Mature
Installations compared to New Installation
group

Average Annualized Cashless Sales per Machine by Channel

- **Healthcare:** Average annual cashless sales for New Installations was $1,656 and increased to $3,092 for the Mature subset, a difference of 87%.
- **Workplace:** Average annual cashless sales was $2,072 for New Installations compared to $3,871 for Mature Installations, a difference of 87%.
- **Education:** This younger population is more accustomed to cashless options and reported higher average annual cashless sales for New Installations of $2,245 compared to $3,877 for Mature Installations, a difference of 73%.

Average annual cashless sales per machine

Growth was driven in part by an increase in total spending resulting from consumers purchasing higher-priced items and multiple items per transaction when using their credit or debit card.

Analysis of an Average Cashless Transaction

AVERAGE CASH VEND · HIGHER PRICED ITEMS · MULTI-VENDS

3

$6,000
$4,500
$3,000
$1,500
$0
$1,970
$3,615
$2,072
$3,871
$2,245
$3,877
$2,756
$3,144
$1,656
$3,092
$1,073
$2,734
$2,583
$4,781
$1,306
$2,521
$2,119
All
Work
Edu
Ent
Health
Hosp
Mil
Retail
Travel
NEW
MATURE

2012 Knowledge Base continues to validate benefits of cashless
STRATEGIC GROWTH PLAN
Avg Annualized Cashless Sales per Machine by Channel
Powerful intelligence to guide our customers
on how to best leverage our solution

STRATEGIC GROWTH PLAN
 • Leverage dominant market share and customer base to:
 - Grow connections
 - Grow revenue per each connection
CUSTOMER
FOCUSED MARKET
LEADERSHIP
CONTINUOUS
INNOVATION
LEVERAGE
INTELLECTUAL
PROPERTY
FINANCIAL
STABILITY/
PERFORMANCE
STRATEGIC GROWTH PLAN
USAT Strategic Pillars

163,000

connections (1)

3,225

verizon
20% OFF TODAY ONLY!
Susie's

EXISTING BASE
STRATEGIC GROWTH PLAN
Customer Focused Market Leadership
Three key drivers of connections/market penetration
customers(1)
EXPANDED REACH
VERTICAL MARKETS
(1) USAT estimate for quarter ending 6/30/2012

175,000
140,000
105,000
70,000
35,000
0
42,000
43,000
48,000
52,000
57,000
63,000
73,000
82,000
88,000
109,000
112,000
119,000
129,000
136,000
148,000
163,000
2.5 year CAGR of 46%
JumpStart
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12E

STRATEGIC GROWTH PLAN
100,000 added
over 10 quarters
25,000 added
over 7 quarters
Customer Focused Market Leadership
(1)
Our strategy has accelerated adoption, increased
revenues and created competitive advantage
TOTAL CONNECTED DEVICES
(1) USAT estimate for quarter ending 6/30/2012

3,500
2,625
1,750
875
0
420
460
485
525
600
775
900
1,050
1,200
1,400
1,650
1,925
2,225
2,475
2,825
3,225
2.5 year CAGR of 77%
JumpStart
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12E

STRATEGIC GROWTH PLAN
385 added
over 7 quarters
Customer Focused Market Leadership
Our ePort Connect customer base has increased 316% since 1/1/10
(1)
EPORT CONNECT CUSTOMERS
(1) USAT estimate for quarter ending 6/30/2012

Verizon Susie Ad
http://www.youtube.com/watch?v=KQnDK9tvb-Y

 • Technology roadmap developed with customer input
 • High ROI product development through internal
 development and by leveraging suppliers/partners
 • Leverage dominant market share and customer base to:
 - Grow connections
 - Grow revenue per each connection
CUSTOMER
FOCUSED MARKET
LEADERSHIP
CONTINUOUS
INNOVATION
LEVERAGE
INTELLECTUAL
PROPERTY
FINANCIAL
STABILITY/
PERFORMANCE
STRATEGIC GROWTH PLAN
USAT Strategic Pillars

Card Processing
Wireless
OnlineSales
Consumer
Over the Air Updates & Remote Data Management
Prepaid and Loyalty Program(2)
Interactive

Media
Services(2)
NEW SERVICES
STRATEGIC GROWTH PLAN
Mobile
Merchant(3)
Continuous Innovation
TRADITIONAL OFFERINGS
Services
Connectivity
Reporting
Data
Security
Machine
Health
Alerts
Services
Settlement
PLUS
Two-tier
Pricing(1)
(1) In market (2) Commercial launch anticipated quarter ending 12/31/12 (3) In development

STRATEGIC GROWTH PLAN
 • Leverage dominant market share and customer base to:
     - Grow connections
     - Grow revenue per each connection
 • Technology roadmap developed with customer input
 • High ROI product development through internal
     development and by leveraging suppliers/partners
 • Competitive advantage
 • Block/slow competition
 • Create revenue through licensing/avoid patent litigation
 • Fundamental financial strength (profitability; healthy
     balance sheet)
 • Leveraging key strategic partners (Verizon, Visa, Elavon)
 • Access to lower cost financing to fund growth
CUSTOMER
FOCUSED MARKET
LEADERSHIP
CONTINUOUS
INNOVATION
LEVERAGE
INTELLECTUAL
PROPERTY
FINANCIAL
STABILITY/
PERFORMANCE
USAT Strategic Pillars

 FINANCIALS/RESULTS

CONNECTIONS
TOTAL REVENUES
200,000
150,000
100,000
50,000
0
$8,000
$6,000
$4,000
$2,000
$0
CONNECTIONS
TOTAL REVENUES (in thousands)
12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12E

FINANCIALS/RESULTS
(1)
Connections are driving total revenue
(1) USAT estimate for quarter ending 6/30/2012

$8,000
$6,000
$4,000
$2,000
$0
QUARTERLY REVENUES (in thousands)
LICENSE AND TRANSACTION FEES
EQUIPMENT REVENUES
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12E (1)

COMPANY RESULTS
Quarterly Revenue Mix
55%
80%
Recurring service fees now 80% of our total revenue(1)
(1) USAT estimate for quarter ending 6/30/2012

LICENSE AND TRANSACTION FEES GROSS PROFIT MARGIN (%)
40%
30%
20%
10%
0%
19.0%
31.2%
30.6%
27.2%
28.5%
26.1%
33.5%
30.6%
28.7%
37.1%
$7,000
$5,250
$3,500
$1,750
$0
LICENSE AND TRANSACTION FEES (in thousands)
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12E
LICENSE & TRANS FEE GROSS PROFIT MARGIN
LICENSE & TRANS FEE REVENUE

FINANCIALS/RESULTS
(1)
Scale and growth in recurring service fees is
delivering increased gross margins
(1) USAT estimate for quarter ending 6/30/2012

$8,000
$6,000
$4,000
$2,000
$0
REVENUES
OPERATING EXPENSES
TOTAL REVENUES AND OPERATING EXPENSES (in thousands)
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12E

Growing Total Revenues While Controlling Operating Expenses
FINANCIALS/RESULTS
“Of particular note… The company has been able to achieve a reduction in costs while growing the business. In particular, we note that while total revenue nearly doubled, from $15.8 million in fiscal 2010 to $28.0 million in fiscal 2012, the company reduced SG&A by $3 million (20 percent), from $14.9 million to $11.9 million, over the same period.”
- Institutional Shareholders Services (ISS) Report on USAT dated 6/16/12
(1)
(1) USAT estimate for quarter ending 6/30/2012

$500
$250
$0
-$250
-$500
-$750
-$1,000
(In thousands)
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12E

ADJUSTED EBITDA(1)
3/31/12
Positive Adjusted
EBITDA; GAAP
net loss narrows
to $.9 million
(1) See definition of Net Loss to Adjusted EBITDA included herein. (2) USAT estimate for quarter ending 6/30/2012
(3) Based on expectations communicated June 8, 2012 including related Financial Assumptions included herein.
Path to Profitability Fueled by Growing Recurring Revenue Base
FINANCIALS/RESULTS
(1)
12/31/11
Actions taken to
accelerate path
to profitability
6/30/12
Expect Adjusted EBITDA
to be higher than 3Q
FY2012, (excluding
proxy contest costs); Net
Loss, as a result, will be
higher than 3Q
FY2012(2)

3Q FY12 3/31/2012	2Q FY12 12/31/2011	1Q FY12 9/30/2011	4Q FY11 6/30/2011	3Q FY11 3/31/2011
Net loss	$ (538,618)	$ (1,821,061)	$ (78,954)	$ (1,923,055)	$ (2,514,268)
Less interest income	(14,029)	(13,286)	(17,867)	(25,519)	(13,936)
Plus interest expenses	10,520	49,072	11,164	3,529	9,795
Plus income tax expense		-	-		-
Plus depreciation expense	631,330	552,990	563,125	480,703	468,611
Plus amortization expense	258,600	258,600	258,600	258,600	258,600
Less change in fair value of warrant liabilities	(95,074)	(151,759)	(1,736,609)	(35,609)	850,740
Plus stock-based compensation	83,300	187,044	240,453	293,381	288
Plus intangible asset impairment				581,900	
Adjusted EBITDA	$ 336,029	$ (938,400)	$ (760,088)	$ (366,070)	$ (940,170)

Non-GAAP Reconciliation
ADJUSTED EBITDA
1. Adjusted EBITDA represents net income (loss) before interest income, interest expense, income taxes, depreciation, amortization, and change in fair value of warrant liabilities and stock -based compensation expense. We have excluded the non-
 operating item, change in fair value of warrant liabilities, because it represents a non-cash charge that is not related to USA
 Technologies' (USAT) operations. We have excluded the non-cash expenses, stock-based compensation, as it does not reflect the cash-based operations of USAT. Adjusted EBITDA is a non-GAAP financial measure which is not required by or defined under
 GAAP (Generally Accepted Accounting Principles). The presentation of this financial measure is not intended to be considered in isolation or as a substitute for the financial measured prepared and presented in accordance with GAAP, including the net income or net loss of USAT or net cash used in operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with USAT's net income or net loss as determined in accordance with GAAP, and are not a substitute for or a measure of USAT's profitability or net earnings. Adjusted EBITDA is presented because USAT believes it is useful to investors as a measure of comparative operating performance and liquidity, and because it is less susceptible to variances in actual performance resulting from depreciation and amortization and non-cash charges for changes in fair value of warrant liabilities and stock-based compensation expense.

1. Fair value of warrant liability: Assumes no increase in the fair value of USAT’s warrant liabilities at December 31, 2012 compared to the fair value of the warrant liabilities at September 31, 2012. Changes in fair value of USAT’s warrant liabilities create a non-cash expense and/or income in the Consolidated Statement of Operations.
2. Connections: Assumes USAT is able to maintain its existing level of connections, which were approximately 155,000 as last reported by USAT and that USAT adds new connections at a minimum level of approximately 8,000 per quarter.
3. Margins and Expenses: Assumes USAT maintains or slightly improves gross margin percent and maintains the approximate same level of SG&A expenses as the March 31, 2012 quarter.
4. Regulated debit interchange rates: Assumes (1) USAT renews its existing agreement with Visa expiring in October 2012 or (2)
 regulated debit interchange rates promulgated by Visa and MasterCard return to rates that existed prior to the Durbin Amendment or (3) in the event 1 or 2 do not occur, USAT is successful in implementing its Two-Tier Pricing Program with customers so any increased interchange rates can be passed through by them to end users.
5. Proxy contest: Assumes there is no negative impact on customer retention, existing connections, rate of new connections to the
 ePort Connect service, or costs or charges associated with the proxy contest incurred or accrued during the December 31, 2012 quarter.
Financial Assumptions Related to December 31, 2012 Net Income Expectation
 • Based upon our improved performance and visibility as a result of efforts to increase recurring service revenues, reduce expenses and enhance gross and operating margins
 We expect USAT will achieve quarterly net
 income for the quarter ending December 31,
 2012.
FINANCIALS/RESULTS

Financial Improvements Scorecard
FINANCIALS/RESULTS
 • Considerably improved.
 • Reduced costs by leveraging growing connected base,
     strategic partnerships, innovation
 • Considerably Improved.
 • Leveraging growing connected base, strategic
     partnerships, innovation
 • Healthy balance sheet
 • First USAT credit line commitment letter due to
     improved operational performance
Financial Improvements Scorecard
 • Continued demonstrated growth
 • Growth platforms that drive customer loyalty and
     recurring revenue
REVENUES
GROSS
MARGINS
OPERATING
MARGINS
LIQUIDITY

• Positioned to capture benefits of market shift to cashless
• Growing recurring revenue customer & connection base
• Growth strategies building scale and closing in on profitability
• New verticals and expanded service opportunities
SUMMARY

IN THE NEWS
 Visa London 2012 Olympic Games Trip For Life
 Sweepstakes to be promoted on USA Technologies Network
 Announced June 26, 2012

Visa Olympic Ad
http://www.youtube.com/watch?v=JodSbCX_tKw

 Q & A

 SHAREHOLDERS MEETING
 June 28, 2012